                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant [X]
     Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

Name of Registrant as Specified in Its Charter:

     Chart House Enterprises, Inc.

Name of Person(s) Filing Proxy Statement if other than the Registrant:

Payment of filing fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies.

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1. Amount previously paid:
    2. Form, schedule or registration statement no:
    3. Filing party:
    4. Date filed:

    (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                         [CHARTHOUSE RESTAURANTS LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 2000

To the Stockholders of Chart House Enterprises, Inc.:

     The Annual Meeting of Stockholders (the "Annual Meeting") of Chart House Enterprises, Inc., a Delaware corporation (the "Company"), will be held at One North Franklin Street, 3rd Floor, Chicago, Illinois 60606, on Monday, May 15, 2000 at 10:00 a.m. local time for the following purposes:

     (1) To elect seven directors;

     (2) To approve an amendment to the option to purchase 100,000 shares previously granted to F. Philip Handy;

     (3) To approve the 2000 Nonemployee Director Equity Compensation Plan; and

     (4) To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 17, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A list of such stockholders will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at the offices of the Company at 640 North LaSalle Street, Suite 295, Chicago, Illinois, during the ten days prior to the Annual Meeting.

     In order to constitute a quorum for the conduct of business at the Annual Meeting, holders of a majority of all outstanding shares of the Company's Common Stock must be present in person or be represented by proxy. We hope that you will take this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed proxy in the postage paid, return envelope provided or by casting your vote in person at the Annual Meeting.

                                              By Order of the Board of Directors

                                              /s/ Susan Obuchowski
                                              Susan Obuchowski
                                              Secretary

April 6, 2000
Chicago, Illinois

                         CHART HOUSE ENTERPRISES, INC.

                            640 North LaSalle Street
                               Chicago, IL 60610
                      ------------------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2000
                      ------------------------------------

GENERAL INFORMATION ON THE MEETING

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Chart House Enterprises, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting (including any adjournments or postponements thereof) to be held at One Franklin Street, 3rd Floor, Chicago, Illinois, 60606, on Monday, May 15, 2000, at 10:00 a.m., local time.

     The Company has retained the service of Corporate Investor Communications, Inc. to assist in obtaining proxies from stockholders for the Annual Meeting. The estimated cost of such services is $5,000 plus reasonable out-of-pocket expenses. The entire cost of soliciting Proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to use of the mails, Proxies may be solicited by certain officers, directors and regular employees of the Company, without extra compensation, by telephone, facsimile transmission or personal interview. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy material to the beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"). This Proxy Statement, the accompanying form of Proxy and the other enclosed documents are first being mailed to stockholders of the Company on or about April 6, 2000.

RECORD DATE AND VOTING

     Only stockholders of record at the close of business on March 17, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. As of the close of business on the Record Date, 11,775,191 shares of the Company's Common Stock were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to come before the Annual Meeting. A list of stockholders will be available for examination by stockholders at the Annual Meeting.

     The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company written notice of revocation or by appearing at the Annual Meeting and voting in person. A prior proxy is automatically revoked by a stockholder giving a valid proxy bearing a later date. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted as recommended by the directors.

     For each of the Proposals, all outstanding shares of the Company's Common Stock vote together as a single class. Assuming a quorum is present, the election of seven directors (Proposal 1) will be determined by a plurality of the votes cast. In the case of shares that are present at the Annual Meeting for quorum purposes, not voting those shares for a particular nominee for director (including withholding authority on the proxy) will not operate to prevent the election of that nominee if he otherwise receives the requisite affirmative votes. The approval of the amendment to Mr. Handy's option (Proposal 2) and the approval of the 2000 Nonemployee Director Equity Compensation Plan (Proposal 3) will both require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast". For the purposes of determining the outcome of any matter, "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the Annual Meeting by properly signed and returned proxies, but with respect to which the broker or nominee is not empowered to vote on a particular matter) will be treated as not present and not entitled to vote with respect to that matter (although such shares may be entitled to vote on other matters), and will be deemed to be present and entitled to vote for quorum purposes.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 17, 2000 (unless otherwise indicated in a footnote), information concerning the beneficial ownership of voting securities of the Company by the persons who are known by the Company to own beneficially more than 5% of the outstanding shares of the Company's voting stock.

                      NAME AND ADDRESS          AMOUNT AND NATURE OF
TITLE OF CLASS       OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
--------------       -------------------       -----------------------   ----------------
Common Stock    Samstock, L.L.C.                    2,458,572(2)              32.2%
                                                      705,808(2)
                Samstock/ZFT, L.L.C.
                                                      198,203(2)
                Samstock/Alpha, L.L.C.
                                                      197,879(2)
                F. Philip Handy, as Trustee
                  of Blaine Trust
                                                       23,245(2)
                F. Philip Handy
                                                      202,217(2)
                MelChart, LLC
                (see footnote 2 below for
                  addresses)
Common Stock    Metropolitan Life Insurance         1,117,875(3)               9.5%
                  Co.
                One Madison Avenue
                  New York, NY 10010-3690
Common Stock    Dimensional Fund Advisors,            735,300(4)               6.2%
                  Inc.
                1299 Ocean Avenue, 11th Floor
                  Santa Monica, CA 90401

-------------------------
(1) The amounts of Common Stock beneficially owned is reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

(2) Based upon information received from the stockholders and pursuant to a Stockholder's Agreement dated October 1, 1997, as amended, among the referenced entities. According to such Stockholder's Agreement each entity/Stockholder appointed Samstock, L.L.C., its true and lawful attorney and proxy during the period of such Stockholder's Agreement, to appear for, represent, and vote the shares held by each Stockholder, as defined in the Stockholder's Agreement, subject to the voting restrictions contained in such Stockholder's Agreement. The addresses for these entities are as follows: Samstock, L.L.C., Samstock/ZFT, L.L.C. and Samstock/ Alpha, L.L.C., c/o Equity Group Investments, L.L.C, Two North Riverside Plaza, Suite 600, Chicago, IL 60606; F. Philip Handy, both individually and as Trustee of Blaine Trust, 222 West Comstock, Winter Park, FL 32789; and MelChart, L.L.C., 5419 N. Sheridan Road, Chicago, IL 60640.

(3) Pursuant to a Schedule 13G filed with the SEC for calendar 1999, Metropolitan Life Insurance Company has sole voting and dispositive power of the shares reported herein.

(4) Pursuant to a Schedule 13G filed with the SEC for calendar 1999, Dimensional Fund Advisors, Inc. is an Investment Advisor registered under Section 203 of the Investment Act and furnishes advice to four investment companies registered under the Investment Act and serves as investment manager to certain other investment vehicles, including co-mingled group trusts. In its role as investment advisor and manager, Dimensional possesses both voting and investment power. All shares reported herein are owned by the investment companies or vehicles and Dimensional disclaims beneficial ownership of such shares.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     There are currently seven directors on the Company's Board. Each of the current directors, except for F. Philip Handy who is not standing for reelection, has consented to be a nominee and has agreed to serve if elected. Robert A. McCormack has consented to be a nominee to fill the vacancy created by Mr. Handy. The proxy holders will vote the proxies received by them for all seven nominees if so instructed on a proxy card, or if no instruction is given, or in the unlikely event that any nominee becomes unable to serve as a director, for other persons designated by the Board of Directors. Set forth opposite the name of each nominee is his or her age, principal occupation for the past five years, the name and principal business of any corporation or other organization in which such employment is carried on and other business directorships held by the director or nominee as of March 17, 2000. The Company is not presently aware of any circumstance which would prevent any nominee from fulfilling his or her duties as a director of the Company.

                                                                                  YEAR FIRST
NAME                                   AGE         PRINCIPAL OCCUPATION         BECAME DIRECTOR
----                                   ---         --------------------         ---------------
Samuel Zell..........................  58    Samuel Zell has been Chairman of        1997
                                             the Board of the Company since
                                             May 1998. Mr. Zell has been
                                             Chairman of Equity Group
                                             Investments, L.L.C. ("Equity
                                             Group"), a private investment
                                             firm, since 1999 and had been
                                             Chairman of the Board of Equity
                                             Group Investments, Inc., a
                                             private investment firm for more
                                             than five years before 1999. Mr.
                                             Zell serves as Chairman of the
                                             board of directors of Anixter
                                             International Inc., American
                                             Classic Voyages Co., Capital
                                             Trust, Inc., Danielson Holding
                                             Corporation, Davel
                                             Communications, Inc. and
                                             Manufactured Home Communities,
                                             Inc. Mr. Zell also serves as
                                             Chairman of the boards of
                                             trustees of Equity Residential
                                             Properties Trust and Equity
                                             Office Properties Trust. He is a
                                             non-executive director of RAMCO
                                             Energy-plc.
Thomas J. Walters....................  41    Thomas J. Walters has been              1998
                                             President and Chief Executive
                                             Officer of the Company since
                                             November 1998 and had been Chief
                                             Operating Officer from February
                                             23, 1998 until November 1998.
                                             From March 1995 until February
                                             1998, Mr. Walters had been
                                             President of Morton's of Chicago
                                             restaurants nationwide. He also
                                             held the positions at Morton's of
                                             Vice President of Operations and
                                             Regional Manager from March 1993
                                             to March 1995. Prior to Mr.
                                             Walters association with
                                             Morton's, he was Director of Food
                                             and Beverage with the Ritz
                                             Carlton Hotel Corporation for six
                                             years. He also has held positions
                                             as Director of Food and Beverage
                                             for the La Costa Resort & Spa and
                                             Director of Catering and Banquet
                                             for the Hyatt Hotels Corporation.

                                                                                  YEAR FIRST
NAME                                   AGE         PRINCIPAL OCCUPATION         BECAME DIRECTOR
----                                   ---         --------------------         ---------------
Barbara R. Allen.....................  47    Barbara R. Allen has been               1998
                                             President and Chief Operating
                                             Officer of Paladin Resources,
                                             LLC, a management company
                                             developing internet services,
                                             since January 2000. Ms. Allen had
                                             been President of Corporate
                                             Supplier Solutions Division of
                                             Corporate Express, an office
                                             products supplier to businesses
                                             in the U.S. and internationally,
                                             from September 1998 until January
                                             2000. Prior to joining Corporate
                                             Express, Ms. Allen spent 23 years
                                             at The Quaker Oats Company
                                             ("Quaker"). She served as
                                             Executive Vice President of
                                             International Foods of Quaker
                                             from 1995 through September 1998
                                             and held other positions within
                                             Quaker including Vice President
                                             of Corporate Planning (1992 -
                                             1995); President of the Frozen
                                             Foods Division (1990 - 1992);
                                             Vice President of Marketing (1987
                                             - 1990); and Director of
                                             Marketing (1985 - 1987). Ms.
                                             Allen serves on the board of
                                             directors of Maytag Corporation.
Linda Walker Bynoe...................  47    Linda Walker Bynoe has been a           1998
                                             principal of Telemat Ltd., a
                                             private investment and financial
                                             services firm, since June 1989.
                                             She currently serves as President
                                             and Chief Executive Officer of
                                             Telemat Ltd. She was employed by
                                             the investment banking firm of
                                             Morgan Stanley & Company starting
                                             in July 1978, and held the
                                             position of Vice President from
                                             December 1984 to May 1989. From
                                             June 1975 to September 1976, Ms.
                                             Bynoe was an associate with
                                             Arthur Andersen & Co. Ms. Bynoe
                                             serves on the board of directors
                                             of American Odyssey Funds, Inc.

                                                                                  YEAR FIRST
NAME                                   AGE         PRINCIPAL OCCUPATION         BECAME DIRECTOR
----                                   ---         --------------------         ---------------
William M. Diefenderfer III..........  54    William M. Diefenderfer III has         1991
                                             been a partner in the law firm of
                                             Diefenderfer, Hoover, Boyle &
                                             Wood for more than five years. He
                                             was Deputy Director of the Office
                                             of Management and Budget in the
                                             Bush White House from February
                                             1989 to May 1991. He served in
                                             the Ford White House, as Chief
                                             Counsel on two U.S. Senate
                                             Committees and Counsel to a
                                             committee in the House of
                                             Representatives. He serves on the
                                             board of directors of Sallie Mae,
                                             Inc.
Robert McCormack.....................  56    Robert A. McCormack has been a            --
                                             Managing Director of Equity Group
                                             since August 1999. Mr. McCormack
                                             had been employed by Citicorp
                                             Inc. from 1973 until 1999, last
                                             serving as Corporate Executive
                                             Vice President with
                                             responsibility as co-head of
                                             Global Corporate Banking for
                                             Citicorp's business of providing
                                             products and services worldwide
                                             to global corporate customers.
Stephan Ottmann......................  45    Stephen Ottmann has been                1998
                                             President and Chief Executive
                                             Officer of Lettuce Entertain You
                                             Enterprises, Inc. ("Lettuce
                                             Entertain You"), an owner and
                                             operator of restaurants, since
                                             January 2000. From February 1998
                                             to January 2000, Mr. Ottmann had
                                             been President and Chief
                                             Operating Officer of Lettuce
                                             Entertain You. From January 1996
                                             to February 1998, Mr. Ottmann was
                                             Executive Vice President and
                                             Chief Operating Officer of
                                             Lettuce Entertain You. He also
                                             held the positions of Partner and
                                             Divisional Vice President at
                                             Lettuce Entertain You from March
                                             1984 to January 1996.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held five meetings and took various actions by unanimous written consent during 1999. Each director attended at least 75% of the total number of meetings of the Board of Directors and of Board committees of which he or she was eligible to attend.

     The Board of Directors has established five standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, the Performance Compensation Committee and the Nominating Committee.

     Executive Committee. The Executive Committee, which held one meeting in 1999, exercises the full powers of the Board of Directors to the extent permitted by law in the intervals between Board meetings. The Executive Committee consists of Messrs. Handy, Walters and Zell.

     Audit Committee. The Audit Committee, which held four meetings in 1999, has the primary responsibility for ensuring the integrity of the financial information reported by the Company. The Audit Committee's functions include:
(i) to make recommendations concerning the selection of independent auditors;
(ii) to review the scope of the annual audit to be performed by the independent auditors; (iii) to review the results of those audits; and (iv) to meet periodically with management and the Company's independent public accountants to review financial, accounting and internal control matters. The Audit Committee consists of Mmes. Allen and Bynoe and Mr. Diefenderfer.

     Compensation Committee. The Compensation Committee, which held three meetings in 1999, reviews and makes recommendations to the Board on the compensation and benefits payable to the officers and key employees of the Company and is responsible for administering the Company's stock option and incentive compensation plans. The Compensation Committee consists of Messrs. Diefenderfer and Handy and Ms. Bynoe.

     Performance Compensation Committee. The Performance Compensation Committee, which held three meetings in 1999, sets Company policy and authorizes actions to be taken with respect to any performance compensation matters as defined in
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), including, but not limited to, granting stock options and administering the Company's stock option plans with respect to executive officers. The Performance Compensation Committee is comprised solely of "outside" directors independent of management within the meaning of Section 162(m) of the Code and consists of Mmes. Bynoe and Allen and Mr. Diefenderfer.

     Nominating Committee. The Nominating Committee, which did not hold any meetings in 1999, is responsible for (i) recommending nominees for election as directors and for appointment as directors to fill vacancies; (ii) considering any nominations for election as director submitted by stockholders; and (iii) making recommendations concerning the organization and size of the Company's Board of Directors and committees of the Board. The Nominating Committee consists of Messrs. Handy, Ottmann and Zell and Ms. Allen. Stockholders who want to submit recommendations of nominees for election as directors should submit the recommendations to the Company at its executive offices stating in detail the qualifications of the proposed candidates.

COMPENSATION OF DIRECTORS

     During 1999, the Company paid an annual fee to its non-employee directors of $15,000. Such fees are paid in stock pursuant to the 1996 Non-employee Director Stock Compensation Plan. In addition, on the date of the Company's Annual Meeting, each continuing non-employee director is granted options to purchase 2,500 shares of the Company's Common Stock. Such stock options become exercisable over a two-year period. At this Annual Meeting, stockholders are being asked to approve the 2000 Nonemployee Director Equity Compensation Plan which will replace the current compensation structure. See Proposal 3 below for a description of the proposed 2000 Nonemployee Director Compensation Plan.

          PROPOSAL NO. 2 -- APPROVAL OF AN AMENDMENT TO THE OPTION TO PURCHASE 100,000 SHARES PREVIOUSLY GRANTED TO F. PHILIP HANDY

     On May 19, 1997, and subject to approval by the stockholders of the Company, the Board of Directors granted to F. Philip Handy a non-qualified option (the "Handy Option") to purchase 100,000 shares of Common Stock at $6.75 per share to reward Mr. Handy for his service to the Company. On May 6, 1998, the stockholders of the Company approved the Handy Option.

     Under its current terms, the Handy Option expires on the earlier of the tenth anniversary of the date of grant or three months after the date on which Mr. Handy no longer is a member of the Board of Directors. Mr. Handy has elected not to stand for reelection to the Board of Directors at this Annual Meeting. In consideration of Mr. Handy's service to the Company as a member of the Board of Directors, the Executive Committee, the Compensation Committee and, in the past, as Acting Chief Executive Officer, the Board of Directors has voted to extend the time frame in which Mr. Handy can exercise the Handy Option from three months to fifteen months after his service as a director ceases. No other terms of the Handy Option are proposed to be amended.

     The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required for the approval of the amendment to the Handy Option. Abstentions with respect to this proposal will be treated as shares that are present or represented at the Annual Meeting and entitled to vote, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting will have the same effect as a vote against such proposal. Broker non-votes with respect to this proposal will not be considered as present or represented at the Annual Meeting and entitled to vote with respect to this proposal.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL
                    APPROVING AMENDMENT OF THE HANDY OPTION.

PROPOSAL NO. 3 -- APPROVAL OF THE 2000 NONEMPLOYEE DIRECTOR EQUITY COMPENSATION
                                      PLAN

     The Board of Directors, by a Unanimous Written Consent dated March 15, 2000, adopted the Chart House Enterprises, Inc. 2000 Nonemployee Director Equity Compensation Plan (the "Director Plan"), subject to the approval of the Company's stockholders.

     The Board has authorized the issuance of up to 400,000 shares of Common Stock under the Director Plan.

     Set forth below is a summary of certain important features of the Director Plan, which summary is qualified in its entirety by reference to the full text of the Director Plan which is attached as Exhibit A to this Proxy Statement. All capitalized terms which are not defined herein are defined in the Director Plan.

     Purpose of the Plan. The Director Plan will be the only source of compensation by the Company for all Nonemployee Directors. It will align the Nonemployee Directors' personal interests with those of the stockholders of the Company since all of their compensation will be in equity securities of the Company.

     Shares Reserved for Issuance under the Director Plan. A total of 400,000 shares of Common Stock are reserved and available for issuance under the Director Plan. Such shares may be authorized, but unissued shares, treasury shares or shares acquired in the market or a combination thereof.

     Eligibility. Each Nonemployee Director of the Company shall be eligible to elect to receive his or her Compensation in either Stock Units or a Stock Option.

     Compensation. Compensation is the annual remuneration in value equal to $35,000 earned by a Nonemployee Director, including but not limited to annual retainer fees for service on the Board or a Board Committee, fees for attending a meeting of the Board or a Board Committee, and any other fees paid to Nonemployee Directors as determined by the Board, excluding any reimbursement of expenses incurred in connection with meeting attendance.

     Stock Units. Each Nonemployee Director who elects to receive his or her Compensation for a given year in Stock Units must file an irrevocable written election prior to the Annual Meeting of Stockholders for such year. As of the date of the Annual Meeting, the Company will credit a Participant's Account with a number of whole Stock Units equal to the Participant's Compensation divided by the Fair Market Value of the Company Stock. A Participant shall become vested in the Stock Units ratably in 25% increments, as of the end of each three months quarterly period. A Participant's Stock Unit Account shall be distributed to the Participant as of the last day of the month in which the earliest of the following occurs: (i) the Participant leaves the Board of Directors; (ii) a Change of Control occurs or (iii) the Director Plan is terminated. When distributed, a Participant's Stock Units shall be converted to and paid in whole shares of Company Stock.

     Stock Options. Each Nonemployee Director who elects to receive his or her Compensation for a given year in Stock Options must file an irrevocable written election prior to the Annual Meeting of Stockholders for such year. As of the date of the Annual Meeting, the Company will grant a Participant an Option to purchase a number of shares of Common Stock, such that the Option granted shall have a value equal to the Participant's Compensation, as determined in good faith by the Company. The Company shall employ the Black-Scholes Option Pricing Formula in good faith to determine the value of the Option. The Option will have a term of ten years and will have an exercise price equal to the Fair Market Value on the date of grant. The option shall vest 100% at the end of five years subject to acceleration as follows: the Option will vest in one-third increments if the Fair Market Value of the Common Stock is 20% higher than the Option exercise price for 60 consecutive trading days with the 20% threshold compounding for each subsequent one-third vesting increment.

     Federal Income Tax Consequences. Nonemployee Director Compensation awarded in the form of Stock Units is not subject to federal income taxation at the time of award. A Nonemployee Director's Stock Units will be subject to federal income taxation at ordinary income tax rates when distributed in the form of Company Stock, in an amount then equal to the Fair Market Value of the Company Stock distributed.

     Nonemployee Director Compensation granted in the form of a Stock Option is not subject to federal income taxation at the time of grant. A Nonemployee Director will be taxed at ordinary income tax rates at the time of exercise of the Stock Option on the difference, if any, between the exercise price of the Stock Option and the Fair Market Value of the Common Stock at the time of exercise.

     Upon the sale of any Company Stock acquired under the Plan, a Nonemployee Director will be subject to capital gains tax on the difference, if any, between the sale price of the Company Stock and the Fair Market Value of the Company Stock as of the date it was either distributed from his or her Account or acquired through exercise of the Stock Option.

     Benefits to be Received. If the Director Plan had been in effect during the Company's fiscal year ended December 27, 1999, the six (6) Nonemployee Directors as a group would have received Compensation having a value of $210,000 for such year under the Director Plan, in the form of Stock Units representing 38,184 shares of Common Stock if they had all elected to receive Stock Units or Stock Options to purchase 64,812 shares of Common Stock if they all had elected to receive Stock Options under the Director Plan.

     Vote Required. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for approval of the Director Plan. Abstentions with respect to this proposal will be treated as shares that are present or represented at the Annual Meeting and entitled to vote, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting will have the same effect as a vote against such proposal. Broker non-votes with respect to this proposal will not be considered as present or represented at the Annual Meeting and entitled to vote with respect to this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
                   THE PROPOSAL TO APPROVE THE DIRECTOR PLAN.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation for services in all capacities to the Company for the fiscal years ended and December 27, 1999, December 28, 1998 and December 29, 1997, of those persons who were, during the fiscal year ended December 27, 1999 (i) the chief executive officer, or acting in that capacity and (ii) the other most highly compensated executive officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                              LONG-TERM
                                                             COMPENSATION
                                                                AWARDS
                                                             ------------
                                             ANNUAL           SECURITIES
                                          COMPENSATION        UNDERLYING
                                      --------------------     OPTIONS          ALL OTHER
NAME AND PRINCIPAL OCCUPATION  YEAR   SALARY($)   BONUS($)    GRANTED(#)    COMPENSATION($)(2)
-----------------------------  ----   ---------   --------   ------------   ------------------
Thomas J. Walters............  1999    304,077    140,000       75,000            1,250
  President and Chief          1998    211,154    155,000(1)   285,000                0
  Executive Officer            1997          0          0            0                0
William Sullivan.............  1999    143,269     45,000       75,000            1,250
  Executive Vice President,    1998     83,116     30,625       25,000                0
  Chief Financial Officer      1997          0          0            0                0
  and Treasurer

-------------------------
(1) Includes a $75,000 signing bonus.

(2) Includes employer matching contributions to the Company's 401(k) plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                              POTENTIAL REALIZABLE
                                        INDIVIDUAL GRANTS                       VALUE AT ASSUMED
                       ----------------------------------------------------      ANNUAL RATES OF
                       NUMBER OF     % OF TOTAL                                    STOCK PRICE
                       SECURITIES     OPTIONS                                   APPRECIATION FOR
                       UNDERLYING    GRANTED TO    EXERCISE OR                   OPTION TERM(1)
                        OPTIONS      EMPLOYEES     BASE PRICE    EXPIRATION   ---------------------
NAME                   GRANTED(#)     IN 1999        ($/SH)         DATE       5%($)       10%($)
----                   ----------   ------------   -----------   ----------    -----       ------
Thomas J. Walters....    50,000(2)     17.39%          4.50       12/9/09     141,501      358,592
                         25,000(3)       8.7%         4.625       1/13/09      72,716      184,276
William Sullivan.....    50,000(2)     17.39%          4.50       12/9/09     141,501      358,592
                         25,000(3)       8.7%        5.6875        6/7/09      89,421      226,610

-------------------------
(1) Potential realizable value amounts are based on an assumption that the Company's stock price will appreciate at the annual compounded rates shown over the ten-year option terms. There can be no assurances that the stock price will appreciate at these rates or experience any appreciation at all.

(2) Options vest 100% after five years subject to acceleration, ratably, in one-third increments, as of the end of each five-trading days during which the Common Stock has closed 20% above the grant price. The 20% threshold is compounded for each subsequent vesting increment.

(3) Options vest 25% each on the first four anniversaries of the day of grant subject to acceleration, ratably, in one-third increments, as of the end of each five-trading days during which the Common Stock has closed 20% above the grant price. The 20% threshold is compounded for each subsequent vesting increment.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                             SHARES        VALUE             OPTIONS AT                 AT DECEMBER 27,
                           ACQUIRED ON    REALIZED      DECEMBER 27, 1999 (#)             1999($)(1)
NAME                       EXERCISE(#)      ($)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                       -----------    --------    -------------------------    -------------------------
Thomas J. Walters......         0            0             71,250/288,750                 4,688/48,438
William Sullivan.......         0            0               5,000/95,000                     0/25,000

-------------------------
(1) Value is based on the closing price on the New York Stock Exchange of the Company's Common Stock on that date ($5.00). There is no negative value attributed to options which have exercise prices higher than the closing market price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Diefenderfer and Handy and Ms. Bynoe were members of the Compensation Committee during 1999. No Compensation Committee interlocking relationships existed in 1999.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the report presented below and the Performance Graph following shall not be incorporated by reference into any such filings.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Performance Compensation Committee of the Board of Directors is responsible for reviewing and determining the compensation of the executive officers of the Company, administering the Company's executive compensation plans, including incentive compensation, the stock option plan as it relates to the executive officers, and making recommendations to the Board of Directors regarding the adoption of new executive compensation plans.

     The Compensation Committee is responsible for reviewing and determining the compensation of all other officers and the general administration of the stock option plan and other employee benefit plans.

COMPENSATION PHILOSOPHY

     The Performance Compensation Committee's primary objective in developing and administering the Company's executive compensation system is to attract and motivate a quality management team to increase stockholder value. The Company's compensation system emphasizes incentives tied to the attainment of financial performance goals.

     The executive compensation system consists of three major components: base salary, annual incentive and long-term incentive compensation.

     BASE SALARY. Base salaries for executives are established at a level commensurate with the executive's position in the Company and relative to peers in other companies. Annual base salary increases generally are made based on performance evaluations and in recognition of added duties and responsibilities taken on by the executive.

     ANNUAL INCENTIVE COMPENSATION. The Company has traditionally, but not exclusively, relied on incentive bonus compensation as a major component of executive compensation. Under the Corporate Management Compensation Plan, annual bonuses are earned based primarily on the Company's financial performance as measured against budget targets, and secondarily on the performance of the individual management employee as measured against performance criteria established by the employee and his or her supervisor.

     The maximum annual bonus available under the Corporate Management Compensation Plan ranged from 10% to 60% of base salary during 1999, depending on the individual's position in the Company.

     LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided to Company executives in the form of stock option grants under the Company's 1996 Stock Option Plan. The Performance Compensation Committee believes that equity incentives are an effective way of motivating management to increase value to the stockholder and that stock options are the most appropriate type of equity incentive given the characteristics of the Company and its management team.

1999 EXECUTIVE OFFICER COMPENSATION

     During 1999, the Company promoted its Vice President -- Finance, William Sullivan, to Executive Vice President, Chief Financial Officer and Treasurer, the only executive officer other than the chief executive officer. His base salary and bonus range were determined by the Performance Compensation Committee based on recommendations made by the chief executive officer and information regarding industry peer group compensation.

     Bonus compensation paid to such executive officer during 1999 consisted of a $45,000 bonus, related to his individual performance, under the Corporate Management Compensation Plan.

     Mr. Sullivan was granted an option to purchase 25,000 shares of Common Stock at the time of his promotion to Executive Vice President, Chief Financial Officer and Treasurer. In December 1999, Mr. Sullivan was granted an option to purchase 50,000 shares of Common Stock to align the number of options Mr. Sullivan has been granted to his position in the Company.

1999 CHIEF EXECUTIVE OFFICER COMPENSATION

     For 1999, Mr. Walters' base salary and bonus range were determined by the Performance Compensation Committee based on recommendations of Mr. Handy and information regarding industry peer group compensation.

     Mr. Walters received a bonus for 1999 of $140,000, relating to his individual performance in 1999, under the Corporate Management Compensation Plan.

     Mr. Walters was granted an option to purchase 25,000 shares of Common Stock in January 1999 and an option to purchase 50,000 shares of Common Stock in December 1999 to recognize the progress the Company has made since he became President and Chief Executive Officer.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Code generally provides that certain compensation in excess of $1 million per year paid to a company's chief executive officer and any of its four other highest paid executive officers is not deductible by a company unless the compensation qualifies for an exception. This deduction limit generally applies only to compensation that could otherwise be deducted by a company in a taxable year. For 1999, the Performance Compensation Committee does not expect that Section 162(m) will limit the Company's deductibility of compensation paid to any of its executive officers.

     Section 162(m) provides an exception to the deductibility limit for performance-based compensation if certain procedural requirements, including stockholder approval of the material terms of the performance goal, are satisfied. In some cases, it may be necessary in order to attract, retain and incentivize certain individuals to grant options or other performance-based compensation without satisfying the procedural requirements under Section 162(m). The Compensation Committee believes that grants of options at or above then-current market price under the 1996 Stock Option Plan qualify for full deductibility under Section 162(m).

                                              Respectfully submitted,

                                              Linda Walker
                                              William M. Diefenderfer III
                                              F. Philip Handy

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1999, the Company retained the services of Rosenberg & Liebentritt, P.C., a law firm which performs legal services exclusively for entities in which Mr. Zell has an interest. During 1999, the Company also retained EGI Risk Services, Inc., which reviews, obtains and/or renews insurance policies, and EGI Corporate Investments, which provides assistance to the Company in strategic planning, financing and transactions. Both of these companies are affiliated with Mr. Zell. The Company believes that such services have been on terms no less favorable to the Company than could have been obtained with other independent parties. During 1999, the Company paid these entities approximately $1,286,600.

     During 1999, the Company also retained Lettuce Entertain You as a consultant to evaluate the Company's business operations and restaurant concepts and develop new concepts and menu offerings. The Company paid Lettuce Entertain You a total of approximately $351,900 in fees and expenses during the year ended December 27, 1999. Mr. Ottmann, a director of the Company, is President, Chief Executive Officer and a minority shareholder of Lettuce Entertain You.

                               PERFORMANCE GRAPH

     The following graph compares cumulative total stockholder return on the Company's Common Stock with the performance of the New York Stock Exchange Market Index and a restaurant industry peer group index (Standard Industrial Classification (SIC Code 5812-Eating Places)) for the five fiscal year period ended December 27, 1999. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 on December 30, 1994.

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE
               COMPANY, THE NEW YORK STOCK EXCHANGE MARKET INDEX
                                AND A PEER GROUP

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------------------
                                    1994        1995        1996        1997        1998        1999
--------------------------------------------------------------------------------------------------------
 CHT                               100.00       64.00       53.33       69.33       64.00       46.67
 New York Stock Exchange Market
 Index                             100.00      129.66      156.20      205.49      244.52      267.75
 Peer Group (SIC CODE 5812)        100.00      136.94      143.56      151.10      204.13      194.18

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 17, 2000, information concerning the number of shares of the Company's Common Stock, and options to purchase Common Stock that are currently exercisable, or exercisable within 60 days of the date of this table, beneficially owned by each of the directors, the nominees for directors, the executive officers named in the Summary Compensation Table and all directors and executive officers as a group.

                                                         SHARES UPON
                                         SHARES OF       EXERCISE OF                 PERCENT OF
NAME OF BENEFICIAL HOLDER             COMMON STOCK(1)      OPTIONS      TOTAL(1)       CLASS
-------------------------             ---------------    -----------    ---------    ----------
Barbara R. Allen..................           4,265           2,500          6,765          *
Linda Walker Bynoe................           6,265           2,500          8,765          *
William M. Diefenderfer...........          80,470(2)        5,000         85,470          *
F. Philip Handy...................       3,218,874(3)      102,500      3,321,374       28.0%
Robert A. McCormack...............               0               0              0          *
Stephen Ottmann...................          11,083(4)        2,500         13,583          *
Thomas J. Walters.................              --         159,166        159,166          *
Samuel Zell.......................       3,732,148(5)        2,500      3,734,648       31.8%
William Sullivan..................           2,101          26,666         28,767          *
All directors and executive
  officers as a group (8 persons)
  including the above-named
  persons.........................       3,831,984         303,332      4,135,316       34.2%

-------------------------
 *  Less than one percent.

(1) The amounts of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

(2) Includes 37,895 shares owned directly by Mr. Diefenderfer, 4,055 shares owned by Mr. Diefenderfer in an individual retirement account, 720 shares owned in a supplemental executive retirement plan, 4,000 shares owned as Custodian for a son, 2,100 shares owned by an independent trustee for the benefit of Mr. Diefenderfer's two sons, and 31,700 shares owned by his wife. Mr. Diefenderfer disclaims beneficial ownership of the 31,700 shares owned by his wife.

(3) Includes 1,891,522 of the shares owned by Samstock, L.L.C., 705,808 shares owned by Samstock/ZFT, L.L.C., 198,203 shares owned by Samstock/Alpha, L.L.C., 197,879 shares owned by F. Philip Handy, as Trustee of the Blaine Trust, and 202,217 owned by MelChart, LLC. that are subject to a Stockholders' Agreement. Mr. Handy disclaims beneficial ownership of 2,834,169 of these shares. According to the Stockholder's Agreement among these noted entities, each entity/Stockholder appointed Samstock, L.L.C. its true and lawful attorney and proxy during the period of said Stockholder's Agreement, to appear for, represent, and vote the shares held by each Stockholder, as defined in the Stockholder's Agreement, subject to the voting restrictions contained in said Agreement. The Stockholder's Agreement also reflects an option for Mr. Handy to acquire 163,581 of the shares owned by Samstock/Alpha, L.L.C. Also includes 20,000 shares owned by the Handy Family Partnership, a family limited partnership, which Mr. Handy is deemed to beneficially own through its corporate general partner. Mr. Handy disclaims 19,800 of the 20,000 shares that are attributable to the limited partners of the Handy Family Partnership.

(4) Includes 4,348 shares owned indirectly by Mr. Ottmann as trustee under a revocable trust, which owns a 2.15% non-managing member interest in MelChart, LLC, which owns 202,217 shares subject to the Stockholder's Agreement referenced in footnote (3) above.

(5) Includes 1,891,522 of the shares owned by Samstock, L.L.C., 705,808 shares owned by Samstock/ZFT, L.L.C., 198,203 shares owned by Samstock/Alpha, L.L.C., 197,879 shares owned by F. Philip Handy, as Trustee of the Blaine Trust, and 202,217 owned by MelChart, LLC. that are subject to a Stockholders Agreement. According to the Stockholder's Agreement among these noted entities, each entity/Stockholder appointed Samstock, L.L.C. its true and lawful attorney and proxy during the period of said Stockholder's Agreement, to appear for, represent, and vote the shares held by each Stockholder, as defined in the Stockholder's Agreement, subject to the voting restrictions contained in said Agreement. The Stockholder's Agreement also reflects an option for Mr. Handy to acquire 163,581 of the shares owned by Samstock/Alpha, L.L.C. Also includes an additional 535,800 shares owned by Samstock, L.L.C. that are not governed by the Stockholders' Agreement. Mr. Zell disclaims beneficial ownership of 400,096 of these shares.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Company believes that during 1999 its Reporting Persons complied with all requirements applicable to them.

                                    AUDITORS

     Arthur Andersen LLP served as the Company's auditors for the year ended December 27, 1999. The Audit Committee intends to make a future recommendation to the Board concerning the selection of the Company's auditors for the current fiscal year which began December 28, 1999. There have been no disagreements between the Company and its auditors relating to accounting procedures, financial statement disclosures, or related items. Representatives of Arthur Andersen LLP are expected to be available at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS

     Any stockholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 2001 Annual Meeting must submit such proposal so that it is received by the Company no later than December 4, 2000. Stockholder proposals should be submitted to the Secretary of the Company. No stockholder proposals were received for inclusion in this proxy statement.

     Pursuant to the Company's Bylaws, no nomination for election of directors will be considered properly brought before the next annual meeting by a stockholder unless notice is received by the Company not fewer than ninety (90) days prior to the meeting. Unless fewer than forty-five (45) days' notice or prior public disclosure of the date of the Annual Meeting is given or made to Stockholders, no business proposal will be considered properly made at the next annual meeting by a stockholder, unless notice is received by the Company not less than thirty-five (35) days prior to the meeting. All notices received must contain certain information required by the Bylaws and SEC rules and regulations.

                                 MISCELLANEOUS

     The Company knows of no matters other than the foregoing to be brought before the Annual Meeting, but if any other matter properly comes before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the proxies in accordance with their best judgment.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report for the year ended December 27, 1999 was mailed to stockholders commencing on March 27, 2000.

     THE COMPANY WILL SEND TO STOCKHOLDERS UPON WRITTEN REQUEST, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AND ANY DOCUMENTS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF DOCUMENTS SHOULD BE DIRECTED TO THE SECRETARY, CHART HOUSE ENTERPRISES, INC., 640 NORTH LA SALLE STREET, SUITE 295, CHICAGO, IL 60610.

     STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Directors

                                              /s/ Susan Obuchowski

                                              Susan Obuchowski
                                              Secretary
April 6, 2000
Chicago, Illinois

                         CHART HOUSE ENTERPRISES, INC.

                           2000 NONEMPLOYEE DIRECTOR

                            EQUITY COMPENSATION PLAN

                                                                       EXHIBIT A

                         CHART HOUSE ENTERPRISES, INC.
                           2000 NONEMPLOYEE DIRECTOR
                            EQUITY COMPENSATION PLAN

     1. PURPOSE. Chart House Enterprises, Inc., a Delaware corporation (the "Company"), has adopted this 2000 Nonemployee Director Equity Compensation Plan (the "Plan"), as set forth in this document. The purposes of this Plan are to:

          (a) Advance the interests of the Company and its stockholders by improving the Company's ability to attract and retain highly qualified persons to serve as Nonemployee Directors of the Company;

          (b) Align Nonemployee Directors' personal interests more closely with those of stockholders of the Company;

          (c) Promote ownership by Nonemployee Directors of a greater proprietary interest in the Company.

          (d) The Plan provides Nonemployee Directors the opportunity to elect to receive Compensation in either:

             (i) Stock Units, where one Stock Unit is equal in value to one share of Chart House Enterprises, Inc. common stock; or

             (ii) An option to purchase shares of Chart House Enterprises, Inc. common stock.

     2. DEFINITIONS. Where the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

          (a) "Account" means the record maintained by the Company of a Participant's interest under the Plan credited in Stock Units.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Change of Control" shall be deemed to have occurred if (i) the percentage of the voting stock of the Company owned by one or more persons ("person" as that term is defined for purposes of Sections 13(d) and 14(d) of the Exchange Act) or entities becomes more than fifty percent (50%) of the outstanding shares of Company Stock (determined on the basis of all outstanding stock of the Company and not just with regard to a percentage increase of such persons or entities over their prior interest), whether such increase occurs by way of a merger, consolidation, redemption, direct transfer, or sale of stock or otherwise, (ii) as a result of or in connection with any tender or exchange offer, any contested election of directors or any combination thereof, the persons who were directors of the Company immediately before such tender or exchange offer, contested election or combination thereof cease to constitute a majority of the Board, (iii) the stockholders of the Company approve a plan of complete liquidation of the Company, or (iv) the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the assets of the Company.

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50% or more of the combined voting power of the

     Company's then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Subsidiaries or (B) any company which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

          (d) "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

          (e) "Company" means Chart House Enterprises, Inc. or any successor thereto.

          (f) "Company Stock" means the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase common stock.

          (g) "Compensation" means annual remuneration in value equal to thirty-five thousand dollars ($35,000.00) earned by a Nonemployee Director, including but not limited to annual retainer fees for service on the Board or a Board Committee, fees for attending a meeting of the board or a Board Committee, and any other fees paid to Nonemployee Directors as determined by the Board, but excluding any reimbursement of expenses incurred in connection with meeting attendance. Amounts payable by the Company to a Nonemployee Director in excess of $35,000 annually shall be payable in cash and shall not be considered part of "Compensation" under this Plan.

          (h) "Director" means a member of the Board.

          (i) "Employee" means an employee of the Company receiving "wages" from the Company, as that term is defined in Section 3121(a) of the Code.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

          (k) "Fair Market Value" of Company Stock means as of any given date,
     (i) the closing sale price of a share of Company Stock on the principal exchange on which shares of Company Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if Company Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Company Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or
     (iii) if Company Stock is not publicly traded, the Fair Market Value of a share of Company Stock as established by the Committee acting in good faith and considering all relevant and available information and data.

          (l) "Nonemployee Director" means any member of the Board who is not an Employee of the Company or a Subsidiary.

          (m) "Option" or "Stock Option" means the right, granted to a Director under Section 7, to purchase a specified number of shares of Company Stock at the specified exercise price for a specified period of time under the Plan. All Options granted under the Plan will be nonqualified stock options.

          (n) "Participants" means each Nonemployee Director who participates in the Plan in accordance with the terms of the Plan.

          (o) "Plan" means the 2000 Nonemployee Director Equity Compensation
     Plan.

          (p) "Rule 16b-3" means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          (q) "Stock Unit" means a unit of measurement equal in value to one share of Company Stock of the Company as defined in this Section 2.

          (r) "Subsidiary" means any corporation, as defined in Section 424(f) of the Code in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (s) "Termination of Board Service" means the time when a Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, expiration of term, removal (with or without cause), retirement or death.

     3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in
Section 8, the total number of shares of Company Stock reserved and available for issuance under the Plan is four hundred thousand (400,000). Such shares may be authorized but unissued shares, treasury shares, or shares acquired in the market for the account of the Participant, or a combination thereof.

     4. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee shall have the full power, discretion, and authority to interpret and administer the Plan consistent with the Plan provisions; provided, however, in no event shall the Committee have the power to determine the persons eligible to participate in the Plan or the number, price, or timing of Options to be granted under the Plan, all such determinations being automatic pursuant to Plan provisions. Any action taken by the Committee with respect to the administration of the Plan which would result in any Nonemployee Director ceasing to be a "disinterested person" for purposes of any other plan maintained by the Company within the meaning of Rule 16b-3 of the Exchange Act or which would result in a Nonemployee Director ceasing to be an "outside director" within the meaning of
Section 162(m) of the Code shall be null and void.

     5. ELIGIBILITY. Each Nonemployee Director of the Company shall be eligible to elect to receive their Compensation in either Stock Units under Section 6 or in a Stock Option under Section 7. No person other than those specified in this
Section 5 will be eligible to participate in the Plan.

     6. RECEIPT OF STOCK UNITS. Subject to the terms of the Plan, each Nonemployee Director of the Company may, in lieu of receipt of a Stock Option under

Section 7, elect to receive his or her Compensation in the form of Stock Units in accordance with this Section 6.

          (a) Election to Receive Stock Units. Each Nonemployee Director who elects to receive Compensation for a given year in the form of Stock Units must file an irrevocable written election with the Secretary of the Company prior to the annual stockholder meetings for such year. A Nonemployee Director may execute an election with the Company to receive his or her Compensation as Stock Units by completing a Stock Unit Payment Form or any substantially similar document to be delivered to and subject to acceptance by the Secretary of the Company. The election to receive Stock Units shall be irrevocable and shall remain in effect for the year, but a new election shall be required each subsequent year.

          (b) Stock Unit Account Credits. As of the date of the annual stockholders meeting, for each Participant who has elected to receive his or her Compensation in the form of Stock Units, the Company will credit to the Participant's Account a number of whole Stock Units equal to the Participant's Compensation divided by the Fair Market Value of the Company Stock (rounded to the nearest whole Stock Unit). One Stock Unit shall at all times have a value equal to the Fair Market Value of one share of Company Stock.

          (c) Stock Units Nontransferable. Stock Units credited to a Participant's Account may not be sold, transferred, encumbered or hypothecated in any manner at any time.

          (d) Vesting in Stock Units. A Participant shall become vested in the Stock Units allocated to his or her Account, ratably, in 25% increments, as of the end of each three month quarterly period immediately following the payment of Compensation hereunder allocated in the form of Stock Units.

          (e) Stock Unit Account Distributions. A Participant's Stock Unit Account shall be distributed to the Participant as of the last day of the month in which the earliest of the following occurs: (i) the Participant incurs a Termination of Board Service, (ii) a Change in Control occurs or
     (iii) the Plan is terminated. Account distributions will be made no later than thirty (30) days after the specified distribution date. Account distributions shall be made in whole shares of the Company Stock equal to the number of whole Stock Units to be distributed with fractional Stock Units to be paid in cash. If a Participant dies before distribution has been made under the Plan, distribution of his or her Account shall be made to the beneficiary or beneficiaries designated in such form prescribed by the Company. If no beneficiary designation has been made, payment shall be made to the Participant's estate.

     7. GRANT OF STOCK OPTIONS. Subject to the terms of the Plan, each Nonemployee Director of the Company may, in lieu of receipt of Stock Units under
Section 6, elect to receive his or her Compensation in the form of a Stock Option in accordance with this Section 7.

          (a) Election to Receive Option Grant. Each Director who elects to receive Compensation for a given year in the form of a Stock Option must file an irrevocable written election with the Secretary of the Company prior to the date of the annual stockholders meeting for such year. A Director may execute an election with the Company to receive his or her Compensation in a Stock Option by completing a Stock Option Payment Form or any substantially similar document to be delivered to and be subject to acceptance by the Secretary of the Company. The election to receive a Stock Option shall be irrevocable and shall remain in effect for the year, but a new election shall be required each subsequent year.

          (b) Option Grant. As of the date of the annual stockholders meeting for a given year (the "Grant Date"), for each Participant who has elected to receive his or her Compensation in the form of a Stock Option, the Company shall grant the Participant an Option to purchase a number of shares of Company Stock, such that the Option granted shall have a value equal to the Participant's Compensation, as determined in good faith by the Company. The Company shall employ the Black-Scholes Option Pricing Formula in good faith to determine of the value of the Option for this purpose.

          (c) Option Term. Stock Options granted hereunder shall have a term of ten years from the Grant Date, at which time the Stock Option shall expire.

          (d) Exercise Price. Stock Options granted hereunder shall have an exercise price equal to the Fair Market Value of the Company Stock as of the Grant Date.

          (e) Option Vesting. Stock Options granted will become vested and exercisable as follows:

             (i) Except as provided in clause (ii), a Participant's Option shall become one hundred percent (100%) fully vested on the fifth anniversary of the Grant Date of the Stock Option, which may thereafter be exercisable in accordance with the Plan provisions.

             (ii) Notwithstanding clause (i), a Participant's Option shall become vested, ratably, in one-third (1/3) increments, as of the end of each 60-trading-day period during which the Fair Market Value of the Company Stock subject to that Option has exceeded the Option's exercise price by twenty percent (20%) for the entire 60-trading-day period. The twenty percent (20%) threshold shall be compounded for each subsequent vesting increment.

          (f) Termination of Service. In the event of the Termination of Board Service of a Director, all nonvested Options shall be immediately forfeited, and all vested and outstanding Options shall remain exercisable until the expiration of the ten-year term applicable for each Option.

          (g) Payment of Exercise Price. At the time of exercise, the Optionee shall make full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee the terms of the Options may
     (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Company Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Company Stock then issuable upon exercise price of the Option or Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law. The Committee may, in its discretion, adopt regulations relating to payment of the Option exercise price with previously acquired shares.

     8. ADJUSTMENT PROVISIONS.

          (a) Corporate Transactions and Events. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, other extraordinary dividend having a value in excess of 150% of the aggregate quarterly dividends paid during the 12-month period preceding the record date therefor, liquidation, dissolution, or other similar corporate transaction or event affects the Company Stock such that an adjustment of a Participant's Stock Units or Stock Options is appropriate in order to prevent dilution or enlargement of the Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Company Stock and otherwise equitable in the number and kind of shares of Company Stock remaining available for issuance under the Plan. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan.

          (b) Change in Control. Upon the occurrence of a Change in Control, unless specifically prohibited by the terms of applicable law or regulation, any and all Stock Units and Stock Options granted hereunder shall become immediately fully vested and exercisable.

          (c) Insufficient Number of Shares. If at any date an insufficient number of shares of Company Stock are available under the Plan for the receipt of Compensation in the form of Stock Units or Stock Options at that date, Compensation shall be paid in the form of Stock Units or Stock Options proportionately among Nonemployee Directors who are eligible to participate and who have elected to receive Stock Units or Stock Options, as applicable, to the extent shares are then available under Section 3, and the remainder of each Nonemployee Director's Compensation shall be paid in cash.

          (d) Changes to the Plan. The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any stock exchange or automated quotation system or any regulatory body having jurisdiction thereto, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval; provided, however, that without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previous Option; and provided, however, that the Plan may not be amended more than once every six months other than to bring it into compliance with changes in the Code, the Exchange Act, or other relevant laws, regulations, or requirements.

     9. GENERAL PROVISIONS.

          (a) Agreements. Stock Options and Stock Units awarded under the Plan will be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan as the Board of Directors may from time to time approve.

          (b) Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver shares of Company Stock in distribution of any Nonemployee Director's Account, or upon the exercise of any Stock Option, in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation or contractual obligation of the Company, until the Company is satisfied that such laws, regulations and other obligations of the Company have been complied with in full. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (c) Compliance with Rule 16b-3. It is the intent of the Company that this Plan and all transactions under this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act. Accordingly, if any provision of this Plan, any agreement hereunder, or any transaction pursuant to an Option under the Plan does not comply with the requirements of Rule 16b-3 as then applicable to a Participant, or would preclude a Nonemployee Director of the Company from being deemed a "disinterested person" within the meaning of Rule 16b-3, such provisions will be construed or deemed amended to the extent necessary to conform to the applicable requirements with respect to such Participant and ensure the Nonemployee Director's status as a "disinterested person" is unaffected. In addition, the Board of Directors will have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan under
     Section 8 and the Board of Directors will have no authority to make any adjustment under Section 8, amend any agreement hereunder, or take any other action if and to the extent such authority would cause a transaction under the Plan by a Participant not to be exempt, or would preclude a Nonemployee Director from being deemed a "disinterested person," under Rule 16b-3.

          (d) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a Nonemployee Director of the Company.

          (e) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until shares of Company Stock are in fact issued to such Participant (or person).

          (f) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for Nonemployee Directors as it may deem desirable.

          (g) Governing Law. To the extent not preempted by Federal law the Plan and any agreement pursuant to the Plan shall be construed in accordance with and governed by the internal laws of the State of Delaware.

          (h) Severability. In the event any provision of the Plan or any action taken pursuant to the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, and the illegal or invalid action shall be deemed null and void.

     10. EFFECTIVE DATE. The Plan, as amended and restated herein, shall be effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders.

          (a) Stockholder Approval. Stockholder approval of the Plan must be obtained not later than the final adjournment of the first annual meeting of stockholders of the Company held after the date of the Board of Directors has adopted the Plan.

          (b) Delayed Effectiveness of Elections in Order to Comply with Rule 16b-3. Other provisions of this Plan notwithstanding, if any payment of Compensation in the form of Company Stock would occur less than six months after the Participant filed the irrevocable election which would result in such payment, and at a time when the Company's employee benefits plans are being operated in conformity with Rule 16b-3 under the Exchange Act as in effect on and after May 1, 1991, such Compensation shall be paid in cash.

     11. PLAN TERMINATION. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as (i) no shares of Stock remain available for issuance under the Plan, (ii) all Stock Unit Accounts have been distributed under the Plan, and (iii) the Company and Participants have no further rights or obligations under the Plan. However, in no event may an Option be granted under the Plan on or after the tenth anniversary of the effective date of the Plan, but Options granted prior to such tenth anniversary may extend beyond that date.

                                    *  *  *

     I hereby certify that the foregoing Plan was duly adopted by unanimous written consent by the Board of Directors of Chart House Enterprises, Inc. and approved by the stockholders of Chart House Enterprises, Inc. at a meeting held
on              , 2000.

     Executed on this      day of              , 2000

---------------------------------------------
Secretary

                                                              SKU No. 0300-PR-00

                                  [CHT'S LOGO]












                                   DETACH HERE
--------------------------------------------------------------------------------

                                      PROXY

                          CHART HOUSE ENTERPRISES, INC.

                 640 N. LASALLE STREET, CHICAGO, ILLINOIS 60610

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned stockholder of Chart House Enterprises, Inc., a Delaware corporation (the "Company"), hereby appoints SAMUEL ZELL and THOMAS J. WALTERS, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on Monday, May 15, 2000, at 10:00 a.m., Chicago time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

         The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director as described in the Proxy Statement, "for" the amendment to the option previously granted to F. Philip Handy, "for" the 2000 Nonemployee Director Equity Compensation Plan and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.


SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                     DETACH HERE
-----------------------------------------------------------------------------------------------------------------------------------
PLEASE MARK
VOTES AS IN
THIS EXAMPLE.

1.  ELECTION OF SEVEN DIRECTORS                               2.  Approval of an amendment to the option to
NOMINEES:  Barbara R. Allen, Linda Walker Bynoe,                  purchase 100,000 shares of common stock
William M. Diefenderfer III, Robert A. Mc Cormack,                previously granted to F. Philip Handy.
Stephen Ottmann, Thomas J. Walters and Samuel Zell.
                                                                  FOR           AGAINST        ABSTAIN

FOR ALL      WITHHELD FROM
NOMINEES     ALL NOMINEES

                                                              3.  Approval of the 2000 Nonemployee Director
                                                                  Equity Compensation Plan.

                                                                  FOR           AGAINST        ABSTAIN
    ---------------------------------
    For all nominees except as noted above




                                                           Mark here if you plan to attend the meeting.



                                                           Mark here for address change and note at left.


                                                     Note:  Please sign as name appears hereon. Joint owners should each  sign. When signing  as attorney, executor, administrator, trustee, guardian or officer, please give full title under signature.


Signature:  _____________________________________    Signature: ____________________________________  Date:  ____________